LINE OF CREDIT AGREEMENT

Nutriceuticals.Com Corporation      FIRST COMMUNITY BANK OF AMERICA
6950 Bryan Dairy Rd.                P.O. Box 20559
Largo, Florida                      St. Petersburg, Florida
33777                               33742

Loan #:                             23627
Date:                               November 10, 1999
Credit Line Amount:                 $250,000.00

         You have extended to me a line of credit in the amount of Two Hundred Fifty Thousand and 00/000 ($250,000.00).

         You will make loans to me from time to time until 5:00 p.m. on October 10, 2000. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement as long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed to repay these amounts.

         This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1. AMOUNT: This line of credit is:
           [XX} OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs;
           a: I have borrowed the maximum amount available to me;
           b: This line of credit has expired;
           c: I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
           d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
           e.           N/A

[ ] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed $.

Subject to the obligatory or discretionary limitations above, this line of credit is:
   [XX] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.
   [  ] CLOSED-END I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note I signed on November 10, 1999, or any other note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:
     I hereby authorize Lender to pay advances against any loan with Lender which I am a signer, maker, co-maker or guarantor; or deposit any advances into my deposit account with Lender on which I am a signer, these advances can be authorized by me or my designated representative in writing or verbally, either in person or by phone. The minimum draw amount will be $1,000.00 or the balance of the Line.

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:
     Security Agreement dated October 18, 1999;
     Assignment of Savings Deposit dated November 10, 1999.

4. REMEDIES: If I am in default on the notes you may:
     a. take any action as provided in the related documents:
     b. without notice to me, terminate this line of credit:
By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do NOT waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and cost of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:
     a. maintain books and records of my operations relating to the need for this line of credit;
     b. permit you or any of your representatives to inspect and/or copy these records;
     c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
     d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;
     e. provide periodic financial statements as you may reasonably request from time to time;
     f.           N/A

7. NOTICES: All notices and other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The laws of the State of Florida will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

First Community Bank of America          SIGNATURES: I AGREE TO THE TERMS OF
                                         THIS LINE OF CREDIT. I HAVE RECEIVED
                                         A COPY ON TODAY'S DATE.

                                         Nutriceuticals.Com Corporation

/s/ SCOTT C. BOYLE                       /s/ STEPHEN M. WATTERS
----------------------------------       --------------------------------------
Scott C. Boyle, President                Stephen M. Watters, President

                                         /s/ JUGAL K. TANEJA
                                         --------------------------------------
                                         Jugal K. Taneja, Secretary

                              FUTURE ADVANCE NOTE

NUTRICEUTICALS.COM CORPORATION
6950 BRYAN DAIRY RD.
LARGO, FL 33777

BORROWER'S NAME AND ADDRESS
"I" includes each Borrower above, joint and severally.

FIRST COMMUNITY BANK OF AMERICA
6100 4TH STREET NORTH
ST. PETERSBURG, FL 33703

LENDER'S NAME AND ADDRESS
"You" means the lender, its successors and assigns.

Loan Number  23627B
          -----------------------
Date NOVEMBER 10, 1999
    -----------------------------

Maturity Date NOV. 17, 1999
             --------------------
Loan Amount $50,000.00
           ----------------------
Renewal Of
          -----------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of FIFTY THOUSAND AND NO/100*************** Dollars $50,000.00

[X] SINGLE ADVANCE: I will receive all of this principal sum on NOVEMBER 10,
    1999. No additional advances are contemplated under this note.
[ ] MULTIPLE ADVANCE:  The principal sum shown above is the maximum amount of principal I can borrow under this note. On __________________________
    I will receive the amount of $___________________ and future principal advances are contemplated.
    CONDITIONS: The conditions for future advances are AS PER THE TERMS OF THE LINE OF CREDIT AGREEMENT OF EVEN DATE.
    ____________________________________________________________________________
    [ ] OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on _________________________________.
    [ ] CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from
    NOVEMBER 10, 1999 at the rate of 6.500% per year until NOVEMBER 17, 1999
[ ] VARIABLE RATE: This rate may then change as stated below.
    [ ] INDEX RATE: The future rate will be ____________________ the following index rate:_________________________________________________________________
    ____________________________________________________________________________
    [ ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.
    [ ] FREQUENCY AND TIMING: The rate on this note may change as often as
    _________________________
    A change in the interest rate will take effect _________________________
    [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than _____% or less than _______%. The rate may not change more than ____________% each _______________________.
    EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:
    [ ] The amount of each scheduled payment will change.
    [ ] The amount of the final payment will change.
    [ ]_________________________________________________________________________

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
    [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).
    [X] at a rate equal to 18.0%
[ ] LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE PAYMENT
[X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [X] are not included in the principal amount above:
    DOC STAMPS - $175.00 LOAN FEE- $125.00
PAYMENTS: I agree to pay this note as follows:
[X] INTEREST: I agree to pay accrued interest AT MATURITY
    ____________________________________________________________________________
[X] PRINCIPAL: I agree to pay the principal NOVEMBER 17, 1999
    ____________________________________________________________________________
[ ] INSTALLMENTS: I agree to pay this note in ____ payments. The first payment will be in the amount of $________________ and will be due ________________.
    A payment of $______________ will be due ____________________ thereafter.
    The final payment of this entire unpaid balance of principal and interest will be due_____________________________________________.
ADDITIONAL TERMS:




SECURITY: This note is separately secured by (describe separate document by type and date); SECURITY AGREEMENT DATED OCTOBER 18, 1999.

(This action is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)


PURPOSE: The purpose of this loan is
BUSINESS: WORKING CAPITAL
____________________________________
SIGNATURES: I AGREE TO THE TERMS OF
THIS NOTE (INCLUDING THOSE ON PAGE 2).
I have received a copy on today's date.

DEFINITIONS: As used on page 1, "[X]" means the terms that apply to this loan. "I", "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us", "You" or "your" means the Lender and its successors and assigns.
APPLICABLE LAW: The law of the state of Florida will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.
PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.
ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year". If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.
POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.
SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.
  "Right to receive money from you" means:
  (1) any deposit account balance I have with you;
  (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
  (3) any repurchase agreement or other nondeposit obligation.
   "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.
   If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.
   You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.
REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.
DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required: (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I ow him through court proceedings; (5) I die, am declared incompetant, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:
   (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).
   (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-off" paragraph herein.
   (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
   (4) You may refuse to make advances to me or allow purchases on credit by me.
   (5) You may use any remedy you have under state or federal law.
By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the an event as a default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin, or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any reasonable fee you incur with such attorney plus court costs (except where prohibited by law). I agree that reasonable attorneys' fees shall be construed to mean 10% of the principal sum named in this note, or such larger fee that the court may determine to be reasonable and just. To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.
WAIVER: I give up my right to require you to do certain things. I will not require you to:
   (1) demand payment of amounts due (presentment);
   (2) obtain official certification of nonpayment (protest); or
   (3) give notice that amounts due have not been paid (notice of dishonor).
   I waive any defenses I have based on suretyship or impairment of collateral. TO THE EXTENT PERMITTED BY LAW, I ALSO WAIVE MY RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING FROM THIS NOTE AND ANY OTHER AGREEMENT EXECUTED IN CONJUNCTION WITH THIS CREDIT TRANSACTION.
OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full). I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note, I will not assign my obligation under this agreement without your prior written approval.
CREDIT INFORMATION; I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.
NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

  DATE OF         PRINCIPAL        BORROWER'S     PRINCIPAL     PRINCIPAL     INTEREST      INTEREST        INTEREST
TRANSACTION        ADVANCE          INITIALS      PAYMENTS       BALANCE        RATE        PAYMENTS           PAID
                                 (NOT REQUIRED)                                                              THROUGH
---------------------------------------------------------------------------------------------------------------------
  /  /           $                                $              $                   %      $                  /  /
---------------------------------------------------------------------------------------------------------------------
  /  /           $                                $              $                   %      $                  /  /
---------------------------------------------------------------------------------------------------------------------

                          RENEWAL & CONSOLIDATION NOTE

NUTRICEUTICALS.COM CORPORATION
6950 BRYAN DAIRY RD.
LARGO, FL 33777

BORROWER'S NAME AND ADDRESS
"I" includes each Borrower above, joint and severally.

FIRST COMMUNITY BANK OF AMERICA
6100 4TH STREET NORTH
ST. PETERSBURG, FL 33703

LENDER'S NAME AND ADDRESS
"You" means the lender, its successors and assigns.

Loan Number  23627
          -----------------------
Date NOVEMBER 10, 1999
    -----------------------------

Maturity Date OCTOBER 10, 2000
             --------------------
Loan Amount $250,000.00
           ----------------------
Renewal Of
          -----------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of TWO HUNDRED FIFTY THOUSAND AND NO/100********* Dollars $250,000.00

[ ] SINGLE ADVANCE: I will receive all of this principal sum on _______________.
    No additional advances are contemplated under this note.
[X] MULTIPLE ADVANCE:  The principal sum shown above is the maximum amount of principal I can borrow under this note. On NOV. 10, 1999 I will receive the amount of $200,000,000 and future principal advances are contemplated.
    CONDITIONS: The conditions for future advances are AS PER THE TERMS OF THE LINE OF CREDIT AGREEMENT OF EVEN DATE.
    ____________________________________________________________________________
    [X] OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on OCTOBER 10, 2000.
    [ ] CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from
    NOVEMBER 10, 1999 at the rate of 6.500% per year until OCTOBER 10, 2000
[ ] VARIABLE RATE: This rate may then change as stated below.
    [ ] INDEX RATE: The future rate will be ____________________ the following index rate:_________________________________________________________________
    ____________________________________________________________________________
    [ ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.
    [ ] FREQUENCY AND TIMING: The rate on this note may change as often as
    _________________________
    A change in the interest rate will take effect _________________________
    [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than _____% or less than _______%. The rate may not change more than ____________% each _______________________.
    EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:
    [ ] The amount of each scheduled payment will change.
    [ ] The amount of the final payment will change.
    [ ]_________________________________________________________________________

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
    [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).
    [X] at a rate equal to 18.0%
[ ] LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE PAYMENT
[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [ ] are not included in the principal amount above:

PAYMENTS: I agree to pay this note as follows:
[X] INTEREST: I agree to pay accrued interest ON THE 10TH DAY OF EACH MONTH
    BEGINNING DECEMBER 10, 1999
    ____________________________________________________________________________
[X] PRINCIPAL: I agree to pay the principal OCTOBER 10, 2000
    ____________________________________________________________________________
[ ] INSTALLMENTS: I agree to pay this note in ____ payments. The first payment will be in the amount of $________________ and will be due ________________.
    A payment of $______________ will be due ____________________ thereafter.
    The final payment of this entire unpaid balance of principal and interest will be due_____________________________________________.
ADDITIONAL TERMS:




SECURITY: This note is separately secured by (describe separate document by type and date); SECURITY AGREEMENT DATED OCTOBER 18, 1999.

(This action is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

URPOSE: The purpose of this loan is
BUSINESS: WORKING CAPITAL
____________________________________
SIGNATURES: I AGREE TO THE TERMS OF
THIS NOTE (INCLUDING THOSE ON PAGE 2).
I have received a copy on today's date.

DEFINITIONS: As used on page 1, "[X]" means the terms that apply to this loan. "I", "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us", "You" or "your" means the Lender and its successors and assigns.
APPLICABLE LAW: The law of the state of Florida will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.
PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.
ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year". If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.
POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.
SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.
  "Right to receive money from you" means:
  (1) any deposit account balance I have with you;
  (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
  (3) any repurchase agreement or other nondeposit obligation.
   "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.
   If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.
   You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.
REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.
DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required: (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I ow him through court proceedings; (5) I die, am declared incompetant, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:
   (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).
   (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "Set-off" paragraph herein.
   (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
   (4) You may refuse to make advances to me or allow purchases on credit by me.
   (5) You may use any remedy you have under state or federal law.
By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the an event as a default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, replevin, or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any reasonable fee you incur with such attorney plus court costs (except where prohibited by law). I agree that reasonable attorneys' fees shall be construed to mean 10% of the principal sum named in this note, or such larger fee that the court may determine to be reasonable and just. To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.
WAIVER: I give up my right to require you to do certain things. I will not require you to:
   (1) demand payment of amounts due (presentment);
   (2) obtain official certification of nonpayment (protest); or
   (3) give notice that amounts due have not been paid (notice of dishonor).
   I waive any defenses I have based on suretyship or impairment of collateral. TO THE EXTENT PERMITTED BY LAW, I ALSO WAIVE MY RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING FROM THIS NOTE AND ANY OTHER AGREEMENT EXECUTED IN CONJUNCTION WITH THIS CREDIT TRANSACTION.
OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor). You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full). I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note, I will not assign my obligation under this agreement without your prior written approval.
CREDIT INFORMATION; I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.
NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.

  DATE OF         PRINCIPAL        BORROWER'S     PRINCIPAL     PRINCIPAL     INTEREST      INTEREST        INTEREST
TRANSACTION        ADVANCE          INITIALS      PAYMENTS       BALANCE        RATE        PAYMENTS           PAID
                                 (NOT REQUIRED)                                                              THROUGH
---------------------------------------------------------------------------------------------------------------------
  /  /           $                                $              $                   %      $                  /  /
---------------------------------------------------------------------------------------------------------------------
  /  /           $                                $              $                   %      $                  /  /
---------------------------------------------------------------------------------------------------------------------